                  This STOCKHOLDERS' RIGHTS AGREEMENT is made and entered into as of March 12, 1998, among SF Holdings Group, Inc., a Delaware corporation (the "Company"), and the persons listed on Schedule I attached hereto.

         WHEREAS, pursuant to an Investment Agreement dated as of December 29, 1997 between American Industrial Partners Capital Fund L.P. ("AIP"), the other stockholders (together with AIP, the "Stockholders") of Sweetheart Holdings Inc. ("Sweetheart"), the Company, and Creative Expressions Group, Inc., the Company is simultaneously herewith acquiring (the "Acquisition") 48% of the Class A Common Stock and 100% of the Class B Common Stock of Sweetheart;

         WHEREAS, in connection with the Acquisition, the Stockholders are acquiring the number of shares of Exchangeable Preferred Stock (as defined herein) and Class C Common Stock (as defined herein) of the Company set forth opposite their respective names on Schedule I hereto; and

         WHEREAS, in connection with the Acquisition, under certain circumstances, the Stockholders may acquire Exchange Warrants (as defined herein) to acquire the additional number of shares of Class C Common Stock set forth opposite their respective names on Schedule I hereto.

                  NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                  SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" of any Person shall mean any other Person who either directly or indirectly is in control of, is controlled by, or is under common control with such Person.

                  "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to close.

                  "Class C Common Stock" shall mean the shares of Class C Common Stock, par value $.001 per share, of the Company.

                  "Closing Date" shall mean the date first above written.

                  "Closing Securities" shall mean the shares of Exchangeable Preferred Stock (including any Subordinated Notes) and Class C Common Stock acquired by the Stockholders.

                  "Discount Notes" shall mean the 12.75% Senior Secured Discount Notes due 2008 of the Company.

                  "Exchangeable Preferred Stock" shall mean the shares of Exchangeable Preferred Stock, par value $.001 per share, of the Company.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

                  "Exchange Warrants" shall mean warrants to purchase an aggregate of 960,000 shares of Class C Common Stock, subject to adjustment as set forth therein.

                  "Person" shall mean an individual, partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

                  "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all materials incorporated by reference in such prospectus.

                  "Registrable Securities" shall mean the Closing Securities, the Exchange Warrants and the Underlying Stock and any securities issuable, issued or distributed in respect of any of such securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise.

                  "Registration Expenses" shall have the meaning set forth in
Section 7 hereof.

                  "Registration Statement" shall mean any registration statement under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

                  "Rule 415" shall mean Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

                  "SEC" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

                  "Shelf Registration" shall mean the registration of securities for sale on a continuous or delayed basis pursuant to Rule 415.

                  "Shelf Registration Statement" shall mean a Registration Statement filed in connection with a Shelf Registration.

                  "Subordinated Notes" shall mean the notes issuable upon exchange of the Exchangeable Preferred Stock pursuant to the terms thereof.

                  "Sweetheart Stockholders Agreement" shall mean the Sweetheart Holdings Inc. Stockholders' Agreement dated as of the date first above written among Sweetheart, the Company and the Stockholders.

                  "Underlying Stock" shall mean the shares of Class C Common Stock issuable upon exercise of the Exchange Warrants and any securities issuable, issued or distributed in respect of any of such shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise.

                  "Underwritten Offering" shall mean a registered offering in which securities of the Company are sold to an underwriter for reoffering to the public.

                  SECTION 2.  TRANSFER OF SECURITIES.

                  a. Restraints on Transfer. Except as otherwise provided in this Agreement, each Stockholder may sell, transfer, pledge, exchange or otherwise dispose of such Stockholder's Registrable Securities at any time to any person or entity.

                  b. Legends. The Stockholders agree that the Company may cause each certificate representing Registrable Securities to bear the following legend on the face or reverse side thereof:

                  "The securities represented by this certificate are subject to certain transfer restrictions pursuant to a certain Stockholders' Rights Agreement dated as of March 12, 1998 among the Company and certain of its stockholders. Notice of such Agreement is hereby given and a copy of it is on file at the principal office of the Company.

                  SECTION 3.  REGISTRATION.

                  a. Shelf. The Company shall prepare, and, on or prior to the earlier of (i) 90 days after the Closing Date or (ii) the date on which the Company files a Registration Statement with respect to an exchange offer for the Discount Notes, file with the SEC a Shelf Registration Statement covering the resale of the Closing Securities, if any are retained by the Stockholders.

                  b. Demand. At any time after the Exchange Warrants are issued to the Stockholders pursuant to the Sweetheart Stockholders' Agreement, AIP, on behalf of all of the Stockholders, shall have the right to request in writing, specifying that such request is made pursuant to this Section 3(b), that the Company effect a registration under the 1933 Act of the Exchange Warrants and the Underlying Stock and specifying the intended method of disposition thereof (which may include a continuous or delayed offering). Upon receipt of such written request, the Company will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of the Exchange Warrants and the Underlying Stock which the Company has been so requested to register by the Stockholders (a "Demand Registration"). The Company shall be obligated to effect only two Demand Registrations pursuant to this Section 3(b); provided, however, that the Company shall not be required to file a Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration Statement, take any action in connection with a shelf draw-down within four months of the effectiveness of a prior Demand Registration Statement which is not a Shelf Registration or the filing of a final Prospectus in connection with an underwritten offering pursuant to a Shelf Registration. Upon receipt of any request for registration pursuant to this Section 3(b), if there are other holders of Class C Common Stock, the Company shall promptly give written notice of such request to all such other holders. The Company shall include in the requested registration all securities requested to be included by such of the other holders as shall make such request by written notice to the Company delivered within fifteen Business Days after their receipt of the Company's notice. If the Company shall receive a request for inclusion in the registration of Registrable Securities of additional holders, it shall promptly so inform AIP on behalf of all of the Stockholders.

                  c. Effectiveness of Registration Statement. The Company agrees to use its best efforts to (i) cause the Shelf Registration Statement to become effective as promptly as practicable; (ii) cause the Registration Statement relating to any Demand Registration to become effective as promptly as practicable following the demand therefor; (iii) keep thereafter such Registration Statements effective continuously for the period specified in the next succeeding sentence; and (iii) prevent the happening of any event of the kinds described in clauses (2), (3) or (4) of Section 5(a)(ii). The Company will use its best efforts pursuant to this Section to keep a Registration Statement continuously effective (except as otherwise permitted under this Agreement) for a period ending on the earliest of (A) the date which is 180 days after, or, as to a Shelf Registration Statement, the second anniversary of, the effective date of such Registration Statement (subject to extension as provided in the final paragraph of Section 5(a)), (B) the date on which all Registrable Securities covered by such Registration Statement have been sold and the distribution contemplated thereby has been completed and (C) the date on which the Stockholders may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144 promulgated under the Securities Act unless the Registration Statement relates to an underwritten public offering of not less than 50% of the original number of shares of Underlying Stock (calculated as if the Exchange Warrants had been exercised on the date hereof).

                  (d) Inclusion of Other Securities. The Company and any other holder of the Company's securities who has registration rights may include its securities in any registration effected pursuant to Section 3; provided, however, that if the managing underwriter or underwriters of a proposed Underwritten Offering contemplated thereby advise the holder or holders of securities to be included in such offering in writing that the total amount or kind of securities which the Company or any such other holder intends to include in such proposed public offering is such as would, in the judgment of the managing underwriter or underwriters, materially adversely affect the success of the proposed public offering requested by the Stockholders, then the amount or kind of securities to be offered for the account of the Company or any such other holder shall be reduced to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters.

                  (e) Deferral of Filing. The Company may defer the filing (but not the preparation) of a Registration Statement required by Section 3(b) until a date not later than 90 days after the proposed filing date (or, if longer, 120 days after the effective date of the registration statement contemplated by clause (ii) below) if (i) at the time the Company receives a written request for a Demand Registration from AIP, the Company or any of its subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such Registration Statement (but would not be required if such Registration Statement were not filed) and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or (ii) prior to receiving a written request for a Demand Registration from AIP, the Board of Directors of the Company had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering and the Board of Directors of the Company determines in good faith that the filing of a Registration Statement pursuant to Section 3(b), in light of the intended method of distribution, would materially adversely affect such offering. A deferral of the filing of a Registration Statement pursuant to this Section 3(e) shall be lifted and the requested Registration Statement shall be filed forthwith if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a Registration Statement pursuant to this Section 3(e), the Company shall promptly (but in any event within ten days), upon determining to seek such deferral, deliver to AIP, on behalf of all of the Stockholders, a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 3(e) and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within twenty days after receiving such certificate, AIP, on behalf of all of the Stockholders, may withdraw its request for a Demand Registration by giving notice to the Company; if withdrawn, such request shall be deemed not to have been made for purposes of this Agreement. The beginning of any deferral period shall be at least 360 days after the end of any prior deferral period.

                  SECTION 4. PIGGYBACK REGISTRATION. If the Company at any time proposes to file a registration statement with respect to Exchangeable Preferred Stock or Common Stock, whether for its own account (other than a registration statement on Form S-4 or S-8 (or any successor or substantially similar form), or pursuant to an employee stock option, stock purchase or compensation plan) or for the account of a holder of securities of the Company (a "Requesting Holder"), then the Company shall in each case give written notice of such proposed filing to AIP, on behalf of all of the Stockholders, at least twenty Business Days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to each Stockholder the opportunity to have any or all of the Registrable Securities held by such Person included in such registration statement. AIP, on behalf of all of the Stockholders shall so advise the Company in writing within fifteen Business Days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall include in such registration statement all such Registrable Securities so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration statement if it shall at the same time withdraw or cease proceeding with the registration of all other securities originally proposed to be registered. Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed public offering advises the Company in writing that the total amount or kind of securities which the Stockholders, the Company and any other persons or entities intend to be included in such proposed public offering is such as would, in the judgment of the managing underwriter or underwriters, materially adversely affect the success of such proposed public offering, then, first, the amount or kind of securities to be offered for the accounts of any other persons requesting registration of securities pursuant to rights similar to the rights of the Stockholders under this Section 4 (other than any Requesting Holder) and, second, the amount or kind of securities to be offered for the account of the Stockholders shall be reduced, pro rata among each such category based on the number, amount or kind of securities to be included in such proposed public offering, to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters before the securities offered by the Company or any Requesting Holder are so reduced.

                  SECTION 5.  REGISTRATION PROCEDURES.

                  (a) General. In connection with the Company's registration obligations pursuant to Section 3 hereof, the Company will file and/or use its best efforts to keep effective the relevant Registration Statement to permit the sale of such securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as practicable:

                           (i) prepare and file with the SEC a new Registration Statement or such amendments and post-effective amendments to an existing Registration Statement as may be necessary to keep such Registration Statement effective for the time period set forth in
         Section 3(c), provided that as soon as practicable, but in no event later than five Business Days before filing such Registration Statement, any related Prospectus or any amendment or supplement thereto, other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement, the Company shall furnish to AIP, on behalf of all of the Stockholders, and the underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the review of AIP and the underwriters; the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement) to which the managing underwriters of the applicable offering, if any, or AIP shall have reasonably objected in writing within three Business Days after receipt of such documents on the basis that such Registration Statement or amendment thereto or Prospectus or supplement thereto does not comply in all material respects with the requirements of the Securities Act or that any particular information that is to be contained in such Registration Statement, amendment, Prospectus or supplement that relates specifically to such Stockholder or to the manner of distribution is inaccurate in any material respect, and if the Company is unable to file any such document due to the objections of such underwriters or AIP, the Company shall use its best efforts to cooperate with such underwriters and AIP to prepare, as soon as practicable, a document that is responsive in all material respects to the reasonable objections of such underwriters and AIP; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                           (ii) notify AIP, on behalf of all of the Stockholders, and the managing underwriters, if any, promptly (1) when a new Registration Statement, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any new Registration Statement or post-effective amendment, when it has become effective, (2) of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (3) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (4) of the happening of any event which (A) makes any statement of a material fact made in any Registration Statement, Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading or (B) would require under applicable law (including without limitation the rules and regulations of the SEC, the National Association of Securities Dealers, Inc. or any securities exchange or quotation system operated by a national securities association on which the Company's securities are traded or listed) that such Registration Statement, Prospectus or other document be amended; and use its best efforts to make such filings, amendments and supplements and to obtain as promptly as practicable the withdrawal of any order or other action suspending the effectiveness of any Registration Statement or suspending the qualification or registration (or exemption therefrom) of the securities for sale in any jurisdiction;

                           (iii) if reasonably requested by the managing underwriter or underwriters or AIP, on behalf of all of the Stockholders, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and AIP agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the aggregate number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; and promptly make all required filings of such Prospectus supplement or post-effective amendment;

                           (iv) furnish to the Stockholders and each managing underwriter, without charge, copies of the then effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                           (v) deliver to the Stockholders and the
         underwriters, if any, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Persons may reasonably request;

                           (vi) register or qualify or cooperate with the Stockholders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any Stockholder or any underwriter reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the then effective Registration Statement; provided, however, that the Company will not be required to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, but for this paragraph
         (vi) or (2) subject itself to general taxation in any such jurisdiction;

                           (vii) cooperate with the Stockholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

                           (viii) upon the occurrence of any event contemplated by clause (4) of paragraph (ii) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                           (ix) provide a CUSIP number for the Registrable Securities;

                           (x) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and make generally available to its securities holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act;

                           (xi) make available for inspection by a
         representative of AIP, on behalf of all of the Stockholders, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by AIP or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by, and to cooperate fully with, any such representative, underwriter, attorney or accountant in connection with such registration, and otherwise to cooperate fully in connection with any due diligence investigation; provided that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure to them of any such information, records or documents;

                           (xii) subject to the proviso in paragraph (vi) above, cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such securities (other than as may be required by the governmental agencies or authorities of any foreign jurisdiction and other than as may be required by a law applicable to a selling Stockholder by reason of its own activities or business other than the sale of Registrable Securities);

                           (xiii) use its reasonable best efforts to cause all such Registrable Securities to be listed on any securities exchange on which the class of Registrable Securities being registered is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement no later than the effective date of such Registration Statement;

                           (xiv) enter into agreements (including an underwriting agreement in customary form) and take all appropriate and all commercially reasonable actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether for not the registration is an underwritten registration:

                                    (I)  make customary representations and
                           warranties to the Stockholders and the underwriters, if any;

                                    (II) obtain opinions of counsel to the
                           Company and updates thereof (which counsel and opinions shall be reasonably satisfactory (in form, scope and substance) to the managing underwriters, if any, and AIP) addressed to the Stockholders and the underwriters covering customary matters;

                                    (III) obtain "cold comfort" letters and
                           updates thereof from the Company's independent certified public accountants, in customary form and substance, addressed to the Stockholders and the underwriters, if any, on such date or dates as may be reasonably requested by AIP or the managing underwriter;

                                    (IV) provide the indemnification in
                           accordance with the provisions and procedures of
                           Section 8 hereof to all parties to be indemnified pursuant to such Section (including customary contribution provisions required by any underwriters); and

                                    (V) deliver such documents and certificates
                           as may be reasonably requested by AIP and the managing underwriters, if any, to evidence compliance with clause (ii) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

                           (xv) make available its executive officers for a reasonable period of time to participate in road show or other investor presentations in connection with any offering; and

                           (xvi) use its best efforts to take all action necessary or advisable to effect such registration in the manner contemplated by this Agreement.

                  The Company may require each Stockholder to furnish to the Company in writing such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

                  Each Stockholder agrees by acquisition of the Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(ii), such Stockholder will forthwith discontinue disposition of such Registrable Securities pursuant to the then current Prospectus until (1) such Stockholder is advised in writing by the Company that a new Registration Statement covering the offer of the relevant Registrable Securities has become effective under the Securities Act, or (2) such Stockholder receives copies of a supplemented or amended Prospectus contemplated by this Section 5(a), or (3) such Stockholder is advised in writing by the Company that the use of the Prospectus may be resumed (the event specified in clause (1) or (2), the "Resumption Date"). In the event the Company shall give any such notice, the effective period specified in Section 3(c) shall be extended from the date of the giving of such notice through the Resumption Date. The Company shall use its best efforts to limit the duration of any discontinuance with respect to the disposition of securities pursuant to this paragraph.

                  (b) Additional Procedures for Shelf Registration. If any Stockholder proposes, from time to time, to effect a public sale or distribution of all or a part of the Registrable Securities pursuant to a Shelf Registration (a "shelf draw-down") which would require preparation of a supplement to the Prospectus, such Stockholder shall so notify AIP. Upon receipt of any request for a shelf draw-down in connection with an Underwritten Offering pursuant to this Section 5(b) from any Stockholder, AIP shall promptly give written notice of such request to all other Stockholders. AIP, on behalf of all of the Stockholders, shall deliver to the Company, at least five Business Days before such proposed sale or distribution, a written notice describing, in reasonable detail, the number of Registrable Securities to be offered and sold pursuant to such Shelf Registration, the intended method of disposition of such Registrable Securities, and any other material information that it deems to be relevant to the proposed sale or distribution. The Company shall include in the requested shelf draw-down all Registrable Securities requested to be included by AIP; provided that if the managing underwriter or underwriters of the proposed Underwritten Offering advise AIP in writing that the total amount of securities to be included in such proposed public offering is such as would, in the judgment of the managing underwriter or underwriters, materially adversely affect the success of such proposed public offering, then the amount of securities to be offered for the account of all Stockholders shall be reduced pro rata, to the extent necessary to reduce the total amount of securities to be included in such proposed public offering to the amount recommended by such managing underwriter or underwriters. Any such Underwritten Offering shall also be subject to the provisions of Section 3.

                  (c) Procedures for Piggyback Registration. In connection with the Company's registration obligations pursuant to Section 4 hereof, the Company will file and/or use its best efforts to keep effective the relevant Registration Statement to permit the sale of such securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will comply with the provisions of Section 5(a), to the extent applicable.

                  SECTION 6. LOCK-UP. In the case of the registration of any underwritten primary offering (other than any registration by the Company on Form S-4 or Form S-8 (or any successor or substantially similar form), or of securities issued or issuable pursuant to an employee stock option, stock purchase or compensation plan), each Stockholder agrees, if and to the extent requested in writing by the managing underwriter or underwriters administering such offering as promptly as reasonably practicable prior to the commencement of the 14-day period referred to below, not to effect any public sale or distribution of Exchange Warrants or Underlying Stock except as part of such Underwritten Offering during the period beginning 14 days prior to the contemplated closing date of such Underwritten Offering and during the period ending on the earlier of (i) 180 days after the closing date of such Underwritten Offering and (ii) the date such sale or distribution is permitted by such managing underwriter or underwriters.

                  SECTION 7. REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of Registrable Securities), printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any "comfort" letters required by or incident to such performance or compliance), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder, fees and expenses of other Persons retained by the Company, and reasonable out-of-pocket expenses incurred by the Stockholders (except as set forth in the following proviso) (all such expenses being referred to as "Registration Expenses"), shall be borne by the Company, whether or not any registration statement becomes effective); provided, however, that Registration Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of Registrable Securities or fees and expenses of legal counsel to any of the Stockholders (other than a single counsel for all of the selling Stockholders).

                  SECTION 8.  INDEMNIFICATION.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Stockholder and their respective officers, directors, trustees, employees, partners, principals, equity holders, advisors, attorneys and agents, against all losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, any Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (i) arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Stockholders specifically for inclusion therein or (ii) is caused by any untrue statement or omission, or any alleged untrue statement or omission, made in a Prospectus but eliminated or remedied in a subsequent Prospectus if the Company shall have previously furnished copies thereof to the relevant Stockholder in accordance with this Agreement and a copy of the Prospectus was not sent or given by such Stockholder or on its behalf to the purchaser of Registrable Securities at or prior to the sale of such Registrable Securities to such Person. The Company will also indemnify underwriters participating in the distribution, their respective officers, directors, employees, partners, principals, equity holders, advisors, attorneys and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the Stockholders, if so requested.

                  (b) Indemnification by Stockholders. In connection with any Registration Statement in which a Stockholder is participating, such Stockholder, severally but not jointly, agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors, employees, equity holders, advisors, attorneys and agents, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of material fact in, or any omission of a material fact required to be stated in, the Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, to the extent that such untrue statement or omission is contained in any information furnished in writing by such Stockholder to the Company specifically for inclusion therein. The Company and the other Persons described above shall be entitled to receive indemnities from underwriters participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

                  (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner or (C) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, as well as one local counsel in each relevant jurisdiction.

                  (d) Contribution. If for any reason the indemnification provided for in Section 7(a) or Section 7(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 7(a) and
Section 7(b), then, as between the Company and the Stockholders, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, which shall be determined by reference to, among other things, whether the untrue, or alleged untrue, statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Stockholders or an underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

                  SECTION 9.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

                  (a) Selection of Managing Underwriter. If any of the Registrable Securities covered by a Demand Registration or the Shelf Registration contemplated by Section 3(a) hereunder are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Stockholders; provided that such investment bankers and managers shall be reasonably satisfactory to the Company.

                  (b) Participation in Underwritten Offering. No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person's Registrable Securities on the basis provided in any underwriting arrangements approved by AIP, on behalf of all of the Stockholders, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 9 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

                  SECTION 10.  REDEMPTION OF EXCHANGE WARRANTS.

                  (a) Class B Preferred Stock Redemption. If the Company redeems its Class B Series 1 Preferred Stock, par value $.001 per share ("Class B Preferred Stock"), in whole or in part at any time, the Company shall be required to make an offer to the Stockholders to apply 10% of the aggregate amount which would otherwise be applied to such redemption of the Class B Preferred Stock (such 10%, the "Requisite Amount") to the repurchase of Exchange Warrants from the Stockholders or, if such redemption occurs prior to the Exchange (as defined in the Sweetheart Stockholders' Agreement), to the reduction of the number of Exchange Warrants issuable upon the Exchange ("Warrant Rights"). If the repurchase is consummated on or prior to March 12, 2003, the price at which each Exchange Warrant or Warrant Right would be so repurchased shall be the Redemption Price (as defined in the Exchange Warrant) of an Exchange Warrant, including any accretion thereon, as determined pursuant to Section 8(a) of the Exchange Warrant. If the repurchase is consummated after March 12, 2003, the price at which each Exchange Warrant or Warrant Right would be so repurchased shall be the "fair market value" (as defined below) of the Underlying Stock for which such Exchange Warrant (or Exchange Warrant issuable upon exercise of a Warrant Right) is then exercisable. Each Stockholder may require the Company to repurchase that number of whole Exchange Warrants or Warrant Rights which has an aggregate Redemption Price or fair market value, as the case may be, equal to the product of (i) the Requisite Amount times (ii) a fraction in which the numerator is the number of Exchange Warrants received by such Stockholder upon the Exchange (or which would be received by such Stockholder upon the exercise of its Warrant Rights in the Exchange) and the denominator is the total number of Exchange Warrants received by all of the Stockholders upon the Exchange (or which would be received by all of the Stockholders upon the exercise of all Warrant Rights in Exchange). In the event that any or all of the Exchange Warrants have been exercised, each Stockholder may elect to have the Company repurchase that number of shares of Underlying Stock, or a combination of Exchange Warrants and Underlying Stock (treating that number of shares of Underlying Stock for which one Exchange Warrant is then exercisable as equivalent to one Exchange Warrant). For the foregoing purposes, the "fair market value" of a share of Underlying Stock shall be as agreed upon by the Company and AIP, on behalf of all of the Stockholders, or, failing such agreement within ten (10) Business Days after the date of the Repurchase Notice (as defined below), such fair market value shall be the average of the fair market value as determined by two investment bankers, one selected by the Company and the other selected by AIP, on behalf of all of the Stockholders; provided, that if the Common Stock of the Company of any class is publicly traded on a national securities exchange or in an established over-the-counter market, the fair market value shall be the average of the daily closing prices of a share of Common Stock for the 20 consecutive trading days ending on the day immediately preceding the date of the Repurchase Notice.

                  (b) Repurchase Offer. Not less than fifteen (15) Business Days prior to the redemption of Class B Preferred Stock, the Company will deliver a notice (the "Repurchase

Notice") to AIP, on behalf of all of the Stockholders, which shall offer to repurchase Exchange Warrants (or Warrant Rights or Underlying Stock, as the case may be) pursuant to this Section 10. The Repurchase Notice shall state (i) the Requisite Amount; (ii) price at which Exchange Warrants or Warrant Rights are to be repurchased, if then determined, or, if such price is not then determined, that such is the case; (iii) the anticipated date on which such repurchase shall be consummated (which shall be at least ten (10) Business Days after the date of the Repurchase Notice); and (iv) that Stockholders electing to have any or all of such Exchange Warrants (or Warrant Rights or Underlying Stock) repurchased shall be required to surrender the certificates representing such securities with such customary documents of surrender and transfer as the Company may reasonably request, duly completed to the Company at the address specified in the notice at least three (3) days before the date of repurchase.

                  (c) Consummation of Repurchase. On the repurchase date, the Company shall accept for payment the Exchange Warrants, Warrant Rights and/or Underlying Stock tendered pursuant to the Repurchase Notice. The Company shall promptly (but in any case not later than three (3) Business Days after the repurchase date) mail or deliver to AIP, on behalf of all of the Stockholders, an amount equal to the repurchase price of the securities tendered by the Stockholders and accepted by the Company for repurchase, and the Company shall promptly issue new certificates for Exchange Warrants and/or Underlying Stock for the number of securities equal to any unpurchased portion of the certificates so surrendered.

                  (d) Cancellation of Exchange Warrants and Underlying Stock. Because the Class B Preferred Stock is convertible into One Million Three Hundred Thirty Four Thousand Nine Hundred and Forty Five (1,334,945) shares of Class A Common Stock, the number of Warrants which the Stockholders are entitled to receive upon the Exchange is One Hundred Forty Eight Thousand Three Hundred and Twenty Seven (148,327) greater than the number would have been had the Class B Preferred Stock not been issued. If the Company redeems the Class B Preferred Stock, in whole or in part, the number of Exchange Warrants which the Stockholders are entitled to receive upon the Exchange shall be adjusted to that number of Exchange Warrants calculated as if the Class B Preferred Stock so redeemed had never been issued, with each Stockholder bearing that portion of such adjustment equal to a fraction, the numerator of which is the number of Exchange Warrants which such Stockholder would have received prior to such adjustment and the denominator of which is the total number of Exchange Warrants which all of the Stockholders would have received prior to such adjustment. If any such redemption occurs after the Exchange, the Stockholders shall surrender to the Company for cancellation, without additional consideration, that number of Exchange Warrants (duly endorsed for transfer and accompanied by all requisite stock transfer stamps) equal to the excess of the total number of Exchange Warrants received by all of the Stockholders upon the Exchange over that number of Exchange Warrants which all of the Stockholders would have received had the Class B Preferred Stock never been issued,, with each Stockholder being responsible for the surrender of that portion of such excess equal to a fraction, the numerator of which is the number of Exchange Warrants which such Stockholder received upon the Exchange and the denominator of which is the total number of Exchange Warrants which all of the Stockholders received upon the Exchange. In the event any Stockholder is unable to surrender the full number of Exchange Warrants required by the preceding sentence, such Stockholder shall surrender Underlying Stock, or a combination of Exchange Warrants and Underlying Stock (treating that number of shares of Underlying Stock for which one Exchange Warrant is then exercisable as equivalent to one Exchange Warrant). Each Stockholder agrees that it will retain sufficient Exchange Warrants and/or Underlying Stock to meet its obligations under this
Section 10(d). In the event any Stockholder fails to surrender the full number of Exchange Warrants and/or Underlying Stock required by this Section 10(d), in addition to all other remedies available to the Company, the Company may unilaterally cancel the proper number of such Exchange Warrants and/or shares of Underlying Stock registered in such Stockholder's name or owned by such Stockholder. Each surrender of Exchange Warrants and Underlying Stock pursuant to this Section 10(d) shall be free and clear of all liens, claims and encumbrances.

                  (e) Consummation of Redemption. To the extent that all or any portion of the Requisite Amount is not applied to the repurchase of Exchange Warrants and/or Underlying Stock pursuant to this Section 10, such amount shall be applied to the redemption of Class B Preferred Stock.


                  10A.  TAG-ALONG AND DRAG-ALONG RIGHTS.

                  (a.) Tag-Along Rights. (i) If Dennis Mehiel or any Affiliate of Dennis Mehiel (collectively, "Mehiel") proposes a transaction or series of related transactions in which it will sell, transfer or otherwise dispose of for value (collectively, "Sell", with the noun form being a "Sale") shares of Common Stock (the "Initial Shares") in an amount in excess of 30% of the then aggregate number of outstanding shares of Common Stock to a third party or parties, then, subject to the provisions of this Section 10A and Section 10(d), the Stockholders shall have the right to participate in such Sale and sell all or a portion of the Exchange Warrants or Underlying Stock owned by them (determined as provided below) to such third party or parties. Mehiel shall deliver to AIP written notice (the "Notice of Sale") of such proposed Sale, which shall specify the terms and conditions of such proposed Sale, including the number of shares of Common Stock to be Sold, the price at which such shares will be Sold and the anticipated date of consummation of such Sale. On or before the date (the "Tag-Along Date") which is 30 days after the date of the Notice of Sale, by written notice (the "Tag-Along Notice") AIP may, on behalf of all of the Stockholders, irrevocably elect to Sell an aggregate number of Exchange Warrants or Underlying Stock equal to all or a portion of each Stockholder's Tag-Along Portion (as defined below) as specified in the Tag-Along Notice on the same terms and conditions in respect of such shares as are specified in the Notice of Sale.

                  (ii) For purposes hereof, a Stockholder's "Tag-Along Portion" shall mean a number of shares of Underlying Stock (or Exchange Warrants exercisable for such number of shares) equal to the total number of Initial Shares multiplied by a fraction, the numerator of which is the number of shares of Underlying Stock then held by such

         Stockholder and the denominator of which is the total number of shares of Common Stock then outstanding. (For the purposes of the foregoing calculation, all outstanding Exchange Warrants shall be deemed to have been exercised in full.) If AIP timely makes the election to Sell Exchange Warrants or Underlying Stock with Mehiel, the number of shares to be Sold by Mehiel pursuant to this Section 10A(a) in respect of such Notice of Sale shall be reduced by the Tag-Along Portions specified in the Tag-Along Notice unless the purchaser or purchasers agree to acquire additional shares pro rata from Mehiel and the Stockholders participating in such Sale on the same terms and conditions as are specified in the Notice of Sale; provided, however, that the Stockholders shall not be required to make any representations or warranties (other than with respect to their ownership of their Exchange Warrants and Underlying Stock) to the purchaser or purchasers or to agree to indemnify the purchaser or purchasers in connection with such sale (other than with respect to their ownership of their Exchange Warrants and Underlying Stock).

                  (iii) Each Stockholder agrees to take all steps necessary to enable it to comply with the provisions of this Section 10A(a), including, without limitation, the execution of all documents in connection with such Sale, the delivery, against payment therefor, of certificates for all such Exchange Warrants and Underlying Stock duly endorsed or accompanied by appropriate instruments of transfer and free and clear of any liens or other encumbrances, and, if requested by Mehiel, the voting of all Exchange Warrants and Underlying Stock owned by such Stockholder in the manner requested by Mehiel in order to effect such Sale.

                  (iv) Mehiel may abandon any such Sale at any time for any reason or without reason. If Mehiel does not complete the Sale within 90 days after the anticipated date of consummation set forth in the Notice of Sale (unless such failure to complete is due to actions, or the failure to act when required to act, of the Stockholders) or proposes to effect the Sale on terms materially different from those specified in the Notice of Sale, then the Sale shall remain subject to the provisions of this Section 10A and Mehiel shall be required to comply with the provisions of this Section 10A with respect to any future Sale.

                  (v) Upon consummation of a Sale pursuant to this Section 10A, any rights or obligations pursuant to this Agreement will terminate with respect to the Exchange Warrants and Underlying Stock so Sold and the purchaser of such Exchange Warrants and Underlying Stock.

                  b. Drag-Along Right. If Mehiel proposes a transaction or series of related transactions in which it will Sell shares of Common Stock for cash in an amount in excess of 30% of the then aggregate number of outstanding shares of Common Stock to an unaffiliated third party or parties, then Mehiel shall have the right (the "Drag-Along Right") to require each of the Stockholders to Sell all, but, subject to the provisions of Section 10(d), not less than all, of the Exchange Warrants and Underlying Stock owned by such Stockholders for the same per share consideration and otherwise on the same terms and conditions as Mehiel. Each Stockholder agrees to take all steps necessary to enable it to comply with the provisions of this Section 10A(b), including, without limitation, the execution of all documents in connection with such Sale, the delivery, against payment therefor, of certificates for all such Exchange Warrants and Underlying Stock duly endorsed or accompanied by appropriate instruments of transfer and free and clear of any liens or other encumbrances, and, if requested by Mehiel, the voting of all Exchange Warrants and Underlying Stock owned by such Stockholder in the manner requested by Mehiel in order to effect such Sale; provided, however, that the Stockholders shall not be required to make any representations or warranties (other than with respect to their ownership of their Exchange Warrants and Underlying Stock) to the purchaser or purchasers or to agree to indemnify the purchaser or purchasers in connection with such sale (other than with respect to their ownership of their Exchange Warrants and Underlying Stock). To exercise a Drag-Along Right, Mehiel shall give AIP, on behalf of all of the Stockholders, a written notice (the "Drag-Along Notice") containing (i) the name and address of the third party or parties to whom shares of Common Stock will be Sold and (ii) the proposed purchase price thereof, terms of payment and other material terms and conditions of the Sale. Each Stockholder shall thereafter be obligated to Sell its Exchange Warrants and Underlying Stock subject to such Drag-Along Notice; provided that the Sale is consummated within 90 days after the anticipated date of consummation set forth in the Drag Along Notice. If the Sale is not consummated, for any reason (including abandonment of such Sale by Mehiel), on or before the expiration of such 90-day period, then each Stockholder shall no longer be obligated to Sell such Exchange Warrants or Underlying Stock pursuant to that specific Drag-Along Notice, but each Stockholder's Shares shall remain subject to the provisions of this Section 10A.

                  SECTION 11. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this Section 11, may not be amended, modified or supplemented except with the written consent of a majority in interest of the Stockholders and the Company. Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the party waiving such provision.

                  SECTION 12. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by registered or certified first-class mail, hand- delivery, telecopier, or air-courier guaranteeing overnight delivery:

                           (a) If to a Stockholder, at the most current address given by such Stockholder to the Company, in accordance with the provisions of this Section 12.

                           (b) If to the Company, at 115 Stevens Avenue, Valhalla, New York, 10595, attention: Harvey L. Friedman, Esq.; telecopier no. (914) 749-3280.

All such notices and other communications shall be deemed to have been given and received: if mailed by registered or certified first-class mail, on the third Business Day after the date of such mailing; if by hand delivery, on the date of such delivery; if by telecopier, if during normal business hours, on the date of facsimile, if not, on the next Business Day after the date of facsimile; and if sent by recognized air courier, on the first Business Day following the date of such sending.

                  SECTION 13. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by a party without the written consent of the other parties, and shall inure to the benefit of and be binding upon the parties hereto and their respective successors, heirs, executors, administrators, personal representatives and permitted assigns. Notwithstanding the foregoing, (i) First Plaza Group Trust and Leeway & Co. shall have the right to assign this Agreement or transfer in whole or in part their obligations under this Agreement to one or more successor trustees, plans or nominees for, or successor by reorganization of, a qualified pensions trust, (ii) in the event one or more of the Stockholders transfer Exchange Warrants or Underlying Stock to a third party (other than in a public sale), the transferees shall have the right to become a "Stockholder" under this Agreement by signing a counterpart hereof, in which event such transferee shall be bound by the terms and provisions of this Agreement and the Exchange Warrants or Underlying Stock so acquired by such transferee shall be deemed to be "Registrable Securities" under this Agreement, and (iii) in the event Closing Securities are transferred pursuant to an offering effected pursuant to Rule 144A under the Securities Act, such Closing Securities shall cease to be "Closing Securities" or "Registrable Securities" for the purposes of this Agreement and no transferee of such Closing Securities shall be deemed a "Stockholder" under, or have any rights or obligations under, this Agreement.

                  SECTION 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall for all purposes constitute one and the same agreement.

                  SECTION 15. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  SECTION 16. GOVERNING LAW; JURISDICTION; FORUM. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles thereof.

                  SECTION 17. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof, is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, and the applications thereof, shall not in any way be affected or impaired thereby.

                  SECTION 18. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  SECTION 19. DESIGNATION. AIP is hereby irrevocably designated as the representative of the Stockholders for the purposes set forth in this Agreement. By execution of this Agreement, each of the other Stockholders has duly empowered AIP to act as such representative.


                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                  SF HOLDINGS GROUP, INC.


                                  By: /s/ Hans H. Heinsen
                                     ----------------------------------
                                     Name:  Hans H. Heinsen
                                     Title: Chief Financial Officer

                                  AMERICAN INDUSTRIAL PARTNERS
                                  CAPITAL FUND L.P.
                                  By: American Industrial Partners L.P., its
                                        general partner
                                  By: American Industrial Partners Management
                                        Company, Inc.


                                  By: /s/ Kenneth Pereira
                                     ----------------------------------
                                     Name:  Kenneth Pereira
                                     Title:

                                  LEEWAY & CO.
                                  By: State Street Bank and Trust Company, a
                                        general partner


                                  By: /s/ Kimberly Moynihan
                                     ----------------------------------
                                     Name:  Kimberly Moynihan
                                     Title: Assistant Secretary

                                  MELLON BANK, N.A., as Trustee for
                                  FIRST PLAZA GROUP TRUST (as directed
                                  by General Motors Investment Management
                                  Corporation)


                                  By: /s/ Bernadette Rist
                                     ----------------------------------
                                     Name:  Bernadette Rist
                                     Title: Authorized Signature

                                  /s/ Donald W. Davis
                                  -----------------------
                                  Donald W. Davis

                                                     /s/ Robert J. Klein
                                                     -------------------------
                                                     Robert J. Klein

                                                     /s/ Thomas H. Barrett
                                                     -------------------------
                                                     Thomas H. Barrett

                                                     /s/ Kenneth A. Pereira
                                                     -------------------------
                                                     Kenneth A. Pereira

                                                     /s/ Larence W. Ward, Jr.
                                                     -------------------------
                                                     Lawrence W. Ward, Jr.

                                                     /s/ William F. McLaughlin
                                                     -------------------------
                                                     William F. McLaughlin


By its signature below,
CREATIVE EXRESSIONS GROUP,
INC., as the original holder
of the Class B Preferred
Stock, hereby accepts and
agrees to be bound by the
terms of Section 10 of the
foregoing Stockholders' Rights
Agreement

CREATIVE EXPRESSIONS GROUP, INC.


By: /s/ Harvey L. Friedman
   ----------------------------
    Name:  Harvey L. Friedman
    Title: Secretary

By his signature below, DENNIS MEHIEL
hereby accepts and agrees to be bound by the terms of Section 10A of the foregoing
Stockholders' Rights Agreement.


/s/ Dennis Mehiel
------------------------------
Dennis Mehiel

                                                    SCHEDULE I

                                                            Class C       Exchange
Stockholder                              Preferred Stock  Common Stock    Warrants
-----------                              ---------------  ------------   ----------
American Industrial Partners Capital
         Fund, L.P.                         1545.387       57,179.319    494,523.84

Leeway & Co.                                1003.824       37,141.488    321,223.68

Mellon Bank, N.A., as Trustee for
      First Plaza Group Trust                430.209       15,917.733    137,666.88

Donald W. Davis                                1.434           53.058        458.88

Robert J. Klein                                 .288           10.656         92.16

Thomas H. Barrett                              1.434           53.058        458.88

Kenneth A. Pereira                              .072            2.664         23.04

Lawrence W. Ward, Jr.                           .144            5.328         46.08

William F. McLaughlin                         17.208          636.696      5,506.56
                                           ---------     ------------    ----------

                                            3000.000      111,000.000    960,000.00


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